SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 13, 2004

KEANE, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-7516	04-2437166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 City Square, Boston MA		02129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 617-241-9200

(Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

On January 13, 2004, Keane, Inc., a Massachusetts corporation (“Keane” or the “Company”), issued a press release announcing that its Board of Directors has voted to convert all outstanding shares of the Company’s Class B common stock into shares of Keane common stock on a one-for-one basis, effective on February 1, 2004. The full text of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press Release, dated January 13, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2004	KEANE, INC.

	By:	/s/ John J. Leahy
John J. Leahy
Senior Vice President – Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 13, 2004